EX 10.21

                      BOOKKEEPING AND ACCOUNTING AGREEMENT

     This Agreement is made and entered into this 21st day of September, 1994 by and between Accolade Funds, a Massachusetts business trust having its principal place of business at 7900 Callaghan Road, San Antonio, Texas, hereinafter called the "Fund" and United Shareholder Services, Inc., a corporation organized under the laws of Texas having its principal place of business at the same address as the Fund, hereinafter called "USSI".

SERVICES

     The Fund hereby employs USSI: (1) to create, keep and maintain all books and records required for the Fund by: Section 31 of the Investment Company Act of 1940 (the "Act") and any Rules thereunder and any other applicable Rules promulgated by the Securities and Exchange Commission for the keeping, maintenance and preservation of specific records; and any applicable Federal or state laws which may require the Fund to keep and maintain books and records; and (2) to compute net asset value per share of the outstanding shares of the Fund in compliance with Sections 2(a)(41) and 22(C) of the Act and Rules 2a-4 and 22c-1 thereunder.

FUND RECORDS

     All records mentioned above shall be the property of the Fund and shall at all times during the regular business hours of USSI be open for inspection by duly authorized officers, employees or agents of the Fund and employees and agents of the Securities and Exchange Commission or any other state or Federal governmental agency having legal authority to inspect such books and records.

COMPENSATION

     USSI, for performing the functions set forth above shall be compensated in accordance with Exhibit A.

EFFECTIVE DATE

     This Agreement shall become effective with respect to a Fund of the Fund as of the date first written above (or, if a particular series or sub-trust of the Fund is not in existence on that date, on the date an amendment to Exhibit B to this Agreement relating to the Fund is executed).

TERMINATION

     This Contract may be terminated by either party without penalty by giving 60 days written notice.

PERFORMANCE OF SERVICE

     USSI shall exercise reasonable care in the performance of its duties under this Agreement.

UNCONTROLLABLE EVENTS

     USSI assumes no responsibility hereunder, and shall not be liable, for any damage, loss of data, delay or any other loss whatsoever caused by events beyond its reasonable control, including, without limitation, hardware and software failures and pricing data provided by third persons. The foregoing does not relieve USSI from acting in a commercially reasonable manner and using its best efforts to recover from any such failure, delay or loss.

ASSIGNMENT

     This Agreement and the rights and duties hereunder shall not be assignable by either of the parties hereto except by the specific written consent of the other party.

INTERPRETATION

     This Agreement shall be interpreted under the laws of the State of Texas. Words and phrases used herein shall be interpreted in accordance with the Act.

LIMITATION ON LIABILITY

     The term "Accolade Funds" means and refers to the Trustees from time to time serving under the Master Trust Agreement of the Fund dated April 15, 1993 as the same may subsequently thereto have been, or subsequently hereto be amended. It is expressly agreed that the obligations of the Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Fund, personally, but bind only the assets and property of the Fund, as provided in the Master Trust Agreement of the Fund. The execution and delivery of this Agreement have been authorized by the Trustees of the Fund and signed by an authorized officer of the Fund, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Fund as provided in its Master Trust Agreement.

     IN WITNESS WHEREOF, The parties have caused this Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.

                                       ACCOLADE FUNDS
/S/ Thomas Tays                        /S/ Bobby D. Duncan
Witness                                Bobby D. Duncan
                                       Executive Vice President

                                       UNITED SHAREHOLDER SERVICES, INC.
/S/ Thomas Tays                        /S/ Bobby D. Duncan
Witness                                Bobby D. Duncan
                                       President

                                    EXHIBIT A
                                       TO
                      BOOKKEEPING AND ACCOUNTING AGREEMENT
                                     BETWEEN
                        UNITED SHAREHOLDER SERVICES, INC.
                                       AND
                                 ACCOLADE FUNDS

                                      FEES

     USSI shall be entitled to receive a fee from Accolade Funds as calculated herein for providing bookkeeping and accounting services to the BONNEL GROWTH FUND sub-trusts (or mutual funds) set forth in Exhibit B.

     0.03% of the first $250  million  average net assets
     0.02% of the next $250 million average net assets
     0.01% of the average net assets in excess of $500 million subject to an annual minimum fee of $24,000

Dated: As of September 21, 1994        UNITED SHAREHOLDER SERVICES, INC.
                                       BY: /S/ Bobby D. Duncan
                                       Bobby D. Duncan, President

                                       ACCOLADE FUNDS
                                       BY: /S/ Bobby D. Duncan
                                       Bobby D. Duncan, Executive Vice President

                                    EXHIBIT B
                                       TO
                      BOOKKEEPING AND ACCOUNTING AGREEMENT
                                     BETWEEN
                        UNITED SHAREHOLDER SERVICES, INC.
                                       AND
                                 ACCOLADE FUNDS

NAME OF FUND                           DATE SUBJECT TO AGREEMENT
------------                           -------------------------
Bonnel Growth Fund                     September 21, 1994

Dated: As of September 21, 1994        UNITED SHAREHOLDER SERVICES, INC.
                                       BY: /S/ Bobby D. Duncan
                                       Bobby D. Duncan, President

                                       ACCOLADE FUNDS
                                       BY: /S/ Bobby D. Duncan
                                       Bobby D. Duncan, Executive Vice President